Exhibit 99.2

EXECUTION

May 31, 2013

Green Tree Servicing LLC

345 St. Peter Street

1100 Landmark Towers

St. Paul, Minnesota 55102

Attention: Cheryl Collins

Telephone: (651) 293-3410

Facsimile: (651) 293-5746

Re:	Transactions Terms Letter for Master Repurchase Agreement

Ladies and Gentlemen:

This Transactions Terms Letter is made and entered into, as of the date set forth above, by and between Bank of America, N.A. (“Buyer”) and Green Tree Servicing LLC (“Seller”). This Transactions Terms Letter supplements the Master Repurchase Agreement (the “Agreement”) by and between Buyer and Seller. In the event there exists any inconsistency between the Agreement and this Transactions Terms Letter, this Transaction Terms Letter shall be controlling notwithstanding anything contained in the Agreement to the contrary. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

Effective Date:	May 31, 2013

Expiration Date:	Expiring on May 30, 2014

Aggregate Transaction Limit:	$[ ]. In the event Buyer agrees to a Temporary Increase pursuant to Section 2.10 of the Agreement, the Aggregate Transaction Limit shall equal the Temporary Aggregate Transaction Limit until such time as the Temporary Increase terminates.

Committed Amount:	$[ ].

Uncommitted Amount:	$[ ].

Financial Covenants:	Seller shall at the end of each calendar month maintain the following financial covenants:

(a) Minimum Tangible Net Worth: Seller shall maintain a Tangible Net Worth in an amount not less than [ ].

(b) Minimum Liquidity: Seller to maintain unrestricted and unencumbered cash and Cash Equivalents in a minimum amount not less than [ ].

(c) Maximum ratio of Total Liabilities to Tangible Net Worth: [ ].

(d) Profitability: Seller shall report positive pre-tax Net Income, on a quarterly basis, as determined in accordance with GAAP [ ].

(e) Additional Repurchase or Warehouse Facility: [ ].

[ ]:	[ ].

[ ]:	[ ].

Green Tree Servicing LLC

May 31, 2013

[ ]:	[ ].

[ ]:	[ ].

[ ]:	[ ].

[ ]:	[ ].

[ ]:	[ ].

[ ]:	[ ].

Transaction Request Deadline:	4:00 p.m. (New York City time).

Deadline for Daily Receipt Of Purchase Advices by Buyer:	4:00 p.m. (New York City time).

Eligible Mortgage Loans:	Notwithstanding anything to the contrary in the Agreement, a Mortgage Loan shall be an Eligible Mortgage Loan only if (i) it is a closed-end first-lien, fixed or adjustable-rate Mortgage Loan on a single family residential property that is (v) an Agency Eligible Mortgage Loan that is also a Conventional Conforming Mortgage Loan, (w) a Government Mortgage Loan, (x) a Jumbo Mortgage Loan, (y) a Pooled Mortgage Loan or (z) a HARP Mortgage Loan, or otherwise permitted on Schedule 1, (ii) it was originated in compliance with and remains in compliance with, the Agency Guides and Seller’s underwriting guidelines (including applicable subsequent updates) as approved by Buyer in its sole discretion, (iii) it satisfies any other criteria mutually acceptable to Buyer and Seller, and (iv) it meets each of the following criteria:

(a) each of the applicable representations and warranties in Exhibit L of the Agreement are true and correct with respect to such Mortgage Loan, except with respect to Bond Loans – 1st Lien where the failure to comply with any such representation or warranty is permitted by the related local or state home governmental homeownership program;

(b) the Purchase Date for such Mortgage Loan may not be more than [ ] days past the origination date for such Mortgage Loan;

(c) such Mortgage Loan is not [ ] or more days contractually delinquent (using the MBA method);

(d) such Mortgage Loan is not subject to Transactions for longer than the Maximum Dwell Time;

(e) the Purchase Price of such Mortgage Loan, when added to the Aggregate Outstanding Purchase Price of all Purchased Mortgage Loans of the same Type, shall not exceed the related Type Sublimit;

(f) other than with respect to Jumbo Mortgage Loans and HARP Mortgage Loans where a FICO Score is not required by the applicable Agency, the related Mortgagor’s FICO Score at the time of origination is [ ] or above, except as otherwise permitted on Schedule I;

Green Tree Servicing LLC

May 31, 2013

(g)	with respect to Jumbo Mortgage Loans and except as otherwise permitted on Schedule I, [ ];

(h)	such Mortgage Loan is not secured by Mortgaged Property located in the Commonwealth of Puerto Rico;

(i)	such Mortgage Loan is not a home equity line of credit loan;

(j)	such Mortgage Loan is not a cash-out refinance loan in respect of Mortgaged Property located in the state of Texas;

(k)	such Mortgage Loan is not secured by a co-op, Manufactured Home or a mobile home unless such Mortgage Loan was originated in compliance with Agency Guides and is permitted on Schedule 1;

(l)	such Mortgage Loan is not secured by a condotel or a multi-family, mixed-use or commercial structure;

(m)	such Mortgage Loan is neither a negative amortization mortgage loan nor does it contain any negative amortization feature;

(n)	the related Mortgage Loan Documents do not contain a pre-payment penalty;

(o)	such Mortgage Loan is not a Section 32 / High Cost mortgage loan;

(p)	such Mortgage Loan is not a reverse mortgage loan;

(q)	[ ],

(r)	such Mortgage Loan has not been rejected for purchase by any investor at any time (whether or not such rejection occurs prior to the purchase of such Mortgage Loan by Buyer under the Agreement);

(s)	such Mortgage Loan has not been repurchased by Seller or any of its Affiliates after previously being sold to any Person (including transfers in connection with securitizations);

(t)	such Mortgage Loan is not subject to the lien of any other lender;

(u)	the related payment terms, interest rate, maturity date or other material terms have not been modified;

(v)	the Mortgagor in respect of such Mortgage Loan is a natural person (other than intervivos trusts in connection with Agency Eligible Mortgage Loans);

(w)	such Mortgage Loan has a minimum outstanding loan balance of at least $[ ], except as otherwise permitted on Schedule I; and

Green Tree Servicing LLC

May 31, 2013

	(x)	if such Mortgage Loan is a Pooled Mortgage Loan it satisfies the following requirements:

		1.	On or prior to the related Pooling Date, Seller has delivered or caused to be delivered (A) to the Custodian (or otherwise make available to the Custodian), the related Applicable Agency Documents all other documents, schedules and forms required by and in accordance with the provisions of the Custodial Agreement, and a copy of the Applicable Agency Documents to Buyer, (B) if applicable, to Buyer, a duly executed Trade Assignment together with a true and complete copy of the related, fully executed Purchase Commitment, and (C) to Buyer an executed Master Certified Mortgage Loan Trust Receipt (as defined in the Custodial Agreement) and related Custodian Loan Transmission and Exception Report (as defined in the Custodial Agreement) from the Custodian relating to such Mortgage Loan in form and substance satisfactory to Buyer;

		2.	On or prior to the related Settlement Date for the resulting Mortgage-Backed Security, Seller shall have provided Buyer with the related CUSIP number.

Securitization:	Unless otherwise agreed to by Buyer all Mortgage Loans must be settled with cash directly from an Approved Investor.

Approved Payee:	A Disbursement Agent, a Closing Agent with respect to Wet Mortgage Loans, a warehouse lender or a third party institutional originator for Correspondent Mortgage Loans, in each case as approved by Buyer in its sole discretion as more particularly set forth in the Agreement.

Reimbursement of Expenses:	Seller shall reimburse Buyer for all fees and out of pocket expenses (including legal fees, expenses and disbursements) regardless of whether or not the Agreement is entered into. Seller shall also pay for fees and expenses incurred by the Buyer in performing due diligence reviews of Seller and the Eligible Mortgage Loans prior to entering into the Agreement and during the term of the Agreement, and the fees of the account bank, the Custodian(s), the Disbursement Agent and the Servicer(s).

Type:	With respect to each Eligible Mortgage Loan, the descriptions set forth on Schedule 1 under the heading “Type.”

Type Sublimit:	With respect to each Eligible Mortgage Loan, the percentages of the Aggregate Transaction Limit set forth on Schedule 1 under the heading “Type Sublimit.”

Type Margin:	With respect to each Eligible Mortgage Loan, the percentages set forth on Schedule 1 under the heading “Type Margin.”

Type Purchase Price Percentage:	With respect to each Eligible Mortgage Loan, the percentages set forth on Schedule 1 under the heading “Type Purchase Price Percentage.”

Maximum Dwell Time	With respect to each Eligible Mortgage Loan, the number of days set forth on Schedule 1 under the heading “Maximum Dwell Time.”

Green Tree Servicing LLC

May 31, 2013

Buyer’s Guidelines, Policies and Procedures:	The terms and conditions of this Transactions Terms Letter and the Agreement shall be subject to Buyer’s guidelines, policies and procedures, as may be changed from time to time. Buyer may communicate changes to its guidelines, policies and procedures to Seller via Buyer’s website, email or in writing.

Guarantor:	Walter Investment Management Corp.

Governing Law:	This Transactions Terms Letter and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws (other than Sections 5 1401 and 5 1402 of the New York General Obligations Law).

Severability:	This Transactions Terms Letter, together with the other Principal Agreements, and all other documents executed pursuant to the terms hereof and thereof, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous oral or written communications with respect to the subject matter hereof, all of which such communications are merged herein. All Transactions hereunder constitute a single business and contractual relationship and each Transaction has been entered into in consideration of the other Transactions.

Counterparts:	This Transactions Terms Letter may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties agree that this Transactions Terms Letter and any notices hereunder may be transmitted between them by email and/or by facsimile. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

The terms and conditions of this Transactions Terms Letter are hereby incorporated and form a part of the Agreement as if fully set forth therein; provided, however, to the extent of any conflict between the Agreement and this Transactions Terms Letter, this Transactions Terms Letter shall control. Please acknowledge your agreement to the terms and conditions of this Transactions Terms Letter by signing in the appropriate space below and returning a copy of the same to the undersigned. Facsimile signatures shall be deemed valid and binding to the same extent as the original. Buyer shall have no obligation to honor the terms and conditions of this Transactions Terms Letter if Seller fails to fully execute and return this document to Buyer within thirty (30) days after the date of issuance.

Sincerely,		Agreed to and Accepted by:

Bank of America, N.A.		Green Tree Servicing LLC

By:	/s/ Rayanthi DeMel	By:	/s/ Cheryl Collins
Name:	Rayanthi DeMel	Name:	Cheryl A. Collins
Title:	Assistant Vice President	Title:	SVP & Treasurer

Signature Page to Transactions Terms Letter

SCHEDULE 1

(Eligible Mortgage Loans)

	Type Sublimit	Type Margin	Type Purchase Price Percentage	Maximum Dwell Time (days from the Purchase Date unless otherwise noted)	Transactions Requirements
Type A: [ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Type B: [ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Type C: [ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Type D: [ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Type E: [ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Type F: [ ]; or [ ] or [ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Type G: [ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]
[ ]
[ ]	[ ]	[ ]	[ ]	[ ]
[ ]		[ ]	[ ]	[ ]

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